MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                 FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                  SERIES 1997-2

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Pursuant to the Master Pooling and Servicing Agreement dated as of October 30,1997 the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of November 25, 1997 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and First Union National Bank, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Collection Period is set forth below:


Collection Period Ending                                 August 31, 2000
Determination Date                                       September 8, 2000
Distribution Date                                        September 15, 2000

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Class A Accumulation Period ("Y" or "N")?                       N
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Class B Accumulation Period ("Y" or "N")?                       N
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Early Amortization Period ("Y" or "N")?                         N
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Class B Investor Amount paid in full ("Y" or "N")?              N
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 MASTER TRUST INFORMATION

 Receivables

 1.    The aggregate amount of Receivables less all Receivables
       in Charged-Off Accounts as of the end of the last day of
       the Collection Period was equal to:                                                              $ 1,640,098,941.03

 2.    The aggregate amount of Principal Receivables as of the
       end of the last day of the Collection Period (not including
       reduction for Discount Receivables) was equal to:                                                $ 1,609,397,580.82

 3.    The average Discount Percentage for the Collection Period:                                                    2.00%

 4.    The aggregate amount of Discount Option Receivables as of
       the end of the last day of the Collection Period was equal to:                                   $    32,187,951.62

 5.    The aggregate amount of Principal Receivables as of the
       end of the last day of the Collection Period (including
       reduction for Discount Receivables) was equal to:                                                $ 1,577,209,629.20

 6.    The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
       increase for Discount Receivables) was equal to:                                                 $    30,701,360.21

 7.    The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
       increase for Discount Receivables) was equal to:                                                 $    62,889,311.83

 8.    The average amount of Receivables for the Collection
       Period was equal to:
       a. Average Principal Receivables                                                                 $ 1,573,425,779.06
       b. Average Total Receivables                                                                     $ 1,636,010,503.04

 9.    The Transferor Amount as of the end of the last day of the
        Collection Period:                                                                              $    11,509,629.20

 10.   Minimum Transferor Amount required as of end of last day of Collection Period:                   $             0.00

 11.   The aggregate amount of Principal Charge-Offs for the
       Collection Period was equal to:                                                                  $    13,698,185.22

 12.   The aggregate amount of Finance Charge Charge-Offs
       for the Collection Period was equal to:                                                          $     2,204,733.85

 13.   The Excess Funding Account Balance as of the end of the
       last day of the Collection Period                                                                $             0.00


 Collections

 14.   The aggregate amount of Principal Collections for the
       Collection Period was equal to:
       a.)  Collection of Principal Receivables:                                                        $   124,771,265.48
       b.)  Recoveries:                                                                                       2,701,196.96
       c.)  Discount Receivable Collections:                                                            $    (2,495,425.31)
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       d.) Total Principal Receivable Collections:                                                      $   124,977,037.13


 15.   The aggregate amount of Finance Charge Collections for the
       Collection Period was equal to:
       a.)  Collection of Finance Charge Receivables                                                    $    26,859,803.88
       b.)  Interchange Amount                                                                          $     2,004,576.82
       c.)  Discount Receivable Collections                                                             $     2,495,425.31
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       d.)  Total Finance Charge Receivable Collections                                                 $    31,359,806.01

 16.   The aggregate amount of interest earnings (net of losses
       and investment expenses) on the Excess Funding
       Account for the Collection Period:                                                               $             0.00

 17.   The aggregate amount of Collections processed for the
       Collection Period:                                                                               $   156,336,843.14

 Invested Amounts

 18.   The 1997-1 Net Investment at the end of the last day of the
       Collection Period was equal to:
       a. Class A-1 Invested Amount                                                                     $    28,000,000.00
       b. Class A-2 Invested Amount                                                                     $    15,000,000.00
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       c. Total                                                                                         $    43,000,000.00

 19.   The average amount of the 1997-1 Net Investment for the
       Collection Period was equal to:
       a. Class A-1 Invested Amount                                                                     $    15,419,354.84
       b. Class A-2 Invested Amount                                                                     $    15,000,000.00
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       c. Total                                                                                         $    30,419,354.84

 20.   The 1997-2 Net Investment at the end of the last day of the
       Collection Period was equal to:
       a.  Class A                                                                                      $   603,000,000.00
       b.  Class B                                                                                      $   135,000,000.00
       c.  Collateral Indebtedness Interest                                                             $    63,000,000.00
       d.  Class D                                                                                      $   108,000,000.00
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       e.  Total                                                                                        $   909,000,000.00

 21.   The average amount of the 1997-2 Net Investment for the
       Collection Period was equal to:
       a.  Class A                                                                                      $   603,000,000.00
       b.  Class B                                                                                      $   135,000,000.00
       c.  Collateral Indebtedness Interest                                                             $    63,000,000.00
       d.  Class D                                                                                      $   103,935,483.87
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       e.  Total                                                                                        $   904,935,483.87


 22.   The 1998-1 Net Investment at the end of the last day of the
       Collection Period was equal to:
       a.  Class A                                                                                      $   402,000,000.00
       b.  Class B                                                                                      $    90,000,000.00
       c.  Collateral Indebtedness Interest                                                             $    48,000,000.00
       d.  Class D                                                                                      $    73,700,000.00
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       e.  Total                                                                                        $   613,700,000.00

 23.   The average amount of the 1998-1 Net Investment for the
       Collection Period was equal to:
       a.  Class A                                                                                      $   402,000,000.00
       b.  Class B                                                                                      $    90,000,000.00
       c.  Collateral Indebtedness Interest                                                             $    48,000,000.00
       d.  Class D                                                                                      $    63,538,709.68
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       e.  Total                                                                                        $   603,538,709.68

 24.   The aggregate Invested Amount across all series of Investor
       Certificates outstanding as of the end of the last day of the
       Collection Period:                                                                               $ 1,565,700,000.00

 Series 1997-2 Allocation Percentages

 25.   The Fixed Allocation Percentage with respect to the Collection Period:
               a.  Class A                                                                              %            0.00%
               b.  Class B                                                                              %            0.00%
               c.  Collateral Indebtedness Interest                                                     %            0.00%
               d.  Class D                                                                              %            0.00%
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               e.  Series 1997-2 Total                                                                               0.00%

 26.   The Floating Allocation Percentage with respect to the Collection Period:
               a.  Class A                                                                              %           38.36%
               b.  Class B                                                                              %            8.59%
               c.  Collateral Indebtedness Interest                                                     %            4.01%
               d.  Class D                                                                              %            6.30%
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               e.  Series 1997-2 Total                                                                              57.25%

 Allocation of Collections

 27.   The Series 1997-2 allocation of Collections of Principal
       Receivables for the Collection Period:
               a.  Class A                                                                              $    47,938,309.59
               b.  Class B                                                                              $    10,732,457.37
               c.  Collateral Indebtedness Interest                                                     $     5,008,480.11
               d.  Class D                                                                              $     7,870,468.74
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               e.  Series 1997-2 Total                                                                  $    71,549,715.81


 28.   The Series 1997-2 allocation of Collections of Finance
       Charge Receivables for the Collection Period:
               a.  Class A                                                                              $    12,028,898.46
               b.  Class B                                                                              $     2,693,036.97
               c.  Collateral Indebtedness Interest                                                     $     1,256,750.59
               d.  Class D                                                                              $     1,974,893.78
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               e.  Series 1997-2 Total                                                                  $    17,953,579.79

 Portfolio Yield and Delinquencies

 29.   The Portfolio Yield for the  Collection Period:                                                  %           13.05%

 30.   The 3-month average Portfolio Yield for the three most recent
       Collection Periods:                                                                              %           13.23%

 31.   The Base Rate for the Collection Period:                                                         %            9.04%

 32.   The 3-month average Base Rate for the three most recent
       Collection Periods:                                                                              %            9.01%

 33.   The 3-month average Portfolio Adjusted Yield:                                                    %            4.22%

 34.   The amount of Shared Excess Finance Charge Collections
       allocable to Series 1997-2 with respect to any Finance Charge
       Shortfall in such Series for the Collection Period:                                              $             0.00

 35.   The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
       (a) Delinquent 31 to 60 days                                                                          43,259,092.14
       (b) Delinquent 61 to 90 days                                                                          27,066,832.00
       (c) Delinquent 91 days or more                                                                        49,875,510.80

 Determination of Monthly Interest

 36.   Class A Monthly Interest:
               a.  Class A Monthly Interest                                                             $     3,545,828.44
               b.  Funds allocated and available to pay Class A
                    Monthly Interest for the Collection Period (4.3a)                                   $    12,028,898.46
               c.  Class A Interest Shortfall (b less a)                                                $             0.00
               d.  Class A Additional Interest                                                          $             0.00

 37.   Class B Monthly Interest:
               a.  Class B Monthly Interest                                                             $       824,067.19
               b.  Funds allocated and available to pay Class B
                    Monthly Interest for the Collection Period (4.3b)                                   $     2,693,036.97
               c.  Class B Interest Shortfall (b less a)                                                $             0.00
               d.  Class B Additional Interest                                                          $             0.00

 38.   Collateral Monthly Interest and Class D Monthly Interest:
               a.  Collateral/Class D Monthly Interest                                                  $     1,085,048.44
               b.  Funds allocated and available to pay Collateral/
                    Class D Monthly Interest for the Collection Period                                  $     3,231,644.36
               c.  Collateral/Class D Interest Shortfall (b less a)                                     $             0.00
               d.  Collateral/Class D Additional Interest                                               $             0.00

 Determination of Monthly Principal

 39.   Class A Monthly Principal (pursuant to section 4.4a):
            (X)a.  Available Principal Collections on deposit in the
                   Collection Account and available for distribution:                                   $             0.00
            (Y)a.  Controlled Accumulation Amount                                                       $             0.00
               b.  Deficit Controlled Accumulation Amount                                                             0.00
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               c.  Controlled Deposit Amount (sum a + b)                                                              0.00
            (Z)a.  Class A Invested Amount                                                              $   603,000,000.00
       Class A Monthly Principal (the least of x,y,z)                                                   $             0.00

 40.   Class B Monthly Principal (pursuant to section 4.4b)
       (distributable only after payout of Class A)
            (X)a.  Available Principal Collections on deposit in the
                   Collection Account and available for distribution:                                   $             0.00
            (Y)a.  Controlled Accumulation Amount                                                       $             0.00
               b.  Deficit Controlled Accumulation Amount                                               $             0.00
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               c.  Controlled Deposit Amount (sum a + b)                                                $             0.00
            (Z)a.  Class B Invested Amount                                                              $   135,000,000.00
       Class B Monthly Principal (the least of x,y,z)                                                   $             0.00

 41.   Collateral Monthly Principal
               a.  pursuant to 4.4c (i) prior to occurrence of
                   Early Amortization or payment in full of the
                   Class B Investor Amount (optional)                                                   $             0.00
               b.  pursuant to 4.4c (ii) prior to occurrence of
                   Early Amortization or payment in full of the
                   Class B Investor Amount                                                              $             0.00

 42.   Class D Monthly Principal (pursuant to section 4.4d)                                             $     9,000,000.00

 Available Funds

 43.   Class A Available Funds
               a.  Class A Finance Charge allocation                                                    $    12,028,898.46
               b.  Prior to Class B Principal Commencement Date, the
                   amount of Principal Funding Investment Proceeds and
                   Reserve Account Investment Proceeds for such prior Collection Period                 $             0.00
               c.  Any amount of Reserve Account withdrawn and
                  included in Class A Available Funds (section 4.14d)                                   $             0.00
               d.  Class A Available Funds (sum a-c)                                                    $    12,028,898.46

 44.   Class B Available Funds
               a.  Class B Finance Charge allocation                                                    $     2,693,036.97
               b.  On or After Class B Principal Commencement Date, the
                   amount of Principal Funding Investment Proceeds and
                   Reserve Account Investment Proceeds for such prior Collection Period                 $             0.00
               c.  Any amount of Reserve Account withdrawn and
                  included in Class B Available Funds (section 4.14d)                                   $             0.00
               d.  Class B Available Funds (sum a-c)                                                    $     2,693,036.97

 45.   Collateral Available Funds:
               a.  Collateral Finance Charge allocation                                                 $     1,256,750.59

 46.   Class D Available Funds
               a.  Class D Finance Charge allocation                                                    $     1,974,893.78


 Reallocated Principal Collections

 47.   Class D Subordinated Principal Collections (to the extent                                        $             0.00
       needed to fund Required Amounts)

 48.   Collateral Subordinated Principal Collections (to the extent                                     $             0.00
       needed to fund Required Amounts)

 49.   Class B Subordinated Principal Collections (to the extent                                        $             0.00
       needed to fund Required Amounts)

 50.   Total Reallocated Principal Collections                                                          $             0.00


 Investor Default Amounts

 51.   Class A Investor Default Amount                                                                  $     5,254,307.98


 52.   Class B Investor Default Amount                                                                  $     1,176,337.61


 53.   Collateral Investor Default Amount                                                               $       548,957.55


 54.   Class D Investor Default Amount                                                                  $       862,647.58


 55.   Aggregate Investor Default Amount                                                                $     7,842,250.72


 Allocable Amounts for Series 1997-2

 56.   The Allocable Amount for Series 1997-2 as of the end of the
       Collection Period (Inv Default Amt + Series 97-2 Adjust Amt)
            Class A                                                                                     $     5,254,307.98
            Class B                                                                                     $     1,176,337.61
            Class C                                                                                     $       548,957.55
            Class D                                                                                     $       862,647.58
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       Aggregate Allocable Amount                                                                       $     7,842,250.72


 Required Amounts for Series 1997-2

 57.   Class A Required Amount (section 4.5a)
            (a)  i.  Class A Monthly Interest for current Distribution
                     Date                                                                               $     3,545,828.44
                ii.   Class A Monthly Interest previously due but not
                     paid                                                                               $             0.00
               iii.   Class A Additional Interest for prior Collection Period
                     or previously due but not paid                                                     $             0.00
               iv.   Class A Allocable Amount                                                           $     5,254,307.98
                v.    Class A Servicing Fee, including previously due but
                      not paid (if FNANB is no longer Servicer)                                         $             0.00
            (b)      Class A Available Funds                                                            $    12,028,898.46
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                     Class A Required Amount (sum of a-f minus g)                                       $             0.00

 58.   Class B Required Amount (section 4.5b)
            (x)  i.  Class B Monthly Interest for current Distribution
                     Date                                                                               $       824,067.19
                ii.   Class B Monthly Interest previously due but not
                     paid                                                                               $             0.00
               iii.   Class B Additional Interest for prior Collection Period
                     or previously due but not paid                                                     $             0.00
               iv.    Class B Servicing Fee, including previously due but
                      not paid (if FNANB is no longer Servicer)                                         $             0.00
                     Class B Available Funds                                                            $     2,693,036.97
            (y)      Excess of Class B Allocable Amount over
                     funds available to make payments (section 4.8d)                                    $             0.00
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                     Class B Required Amount ((sum of i-iv) minus Class B                               $             0.00
                     Available funds plus y)

 59.   Collateral/Class D Required Amount (section 4.5c)
            (x)i.  Collateral/Class D Monthly Interest for current
                   Distribution date                                                                    $     1,085,048.44
               ii.  Collateral/Class D Monthly Interest previously
                   due but not paid                                                                     $             0.00
               iii.  Collateral/Class D Additional Interest for prior
                   Collection Period or previously due but not paid                                     $             0.00
               iv.  Collateral/Class D Servicing Fee, including previously due
                   but not paid (if FNANB is no longer Servicer)                                        $             0.00
                   Collateral/Class D Available Funds                                                   $     3,231,644.36
            (y)    Excess of Collateral/Class D Allocable Amount
                   amount over funds available to make payments                                         $             0.00
                   Collateral/Class D Required Amount ((sum of i-iv minus
                   Collateral/Class D Available Funds plus y)                                           $             0.00

 Investor Charge-Offs

 60.   The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
       Amount and Class D Invested Amount
               a.  Class A                                                                              $             0.00
               b.  Class B                                                                              $             0.00
               c.  Collateral Indebtedness Amount                                                       $             0.00
               d.  Class D                                                                              $             0.00

 61.   The aggregate amount of Class B Investor Charge-Offs and the reductions  in the Collateral Indebtedness Amount and Class D
       Invested Amount
               a.  Class B                                                                              $             0.00
               b.  Collateral Indebtedness Amount                                                       $             0.00
               c.  Class D                                                                              $             0.00

 62.   The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
               a.  Collateral Indebtedness Amount                                                       $             0.00
               b.  Class D                                                                              $             0.00

 Servicing Fee

 63.   Class A Servicing Fee for the Collection Period                                                  $     1,005,000.00

 64.   Class B Servicing Fee for the Collection Period                                                  $       225,000.00

 65.   Collateral Servicing Fee for the Collection Period                                               $       105,000.00

 66.   Class D Servicing Fee for the Collection Period                                                  $       165,000.00

 Enhancement
             (18% of total Invested Amount)
 67.   Required Enhancement Amount
               a. Invested Amount as of the last day of the Collection Period
                  (after taking into account all distributions for the current Distribution Date) 1     $   900,000,000.00
               b.  Required Enhancement Amount (line a times 18%)                                       $   162,000,000.00

 68.   Enhancement Surplus
               a.  Available Cash Collateral Account                                                    $             0.00
               b.  Collateral Indebtedness Amount                                                       $    63,000,000.00
               c.  Class D Invested Amount                                                              $   108,000,000.00
               d.  Required Enhancement Amount                                                          $   162,000,000.00
               e.  Available Enhancement Amount                                                         $   171,000,000.00
               f.  Enhancement Surplus (e plus deposits less d)                                         $     9,000,000.00
               g.   Enhancement deficiency, deposit excess Finance
                    Charge to Cash Collateral Account                                                   $             0.00

       CIA Enhancement
               a.  Supplemental Percentage                                                                           1.00%
               b.  Applicable Percentage                                                                             1.00%
               c.  Required Cash Collateral Amount                                                      $             0.00

       Required Draw Amount                                                                             $             0.00

 Reserve Account

 69.   Lowest historical 3-month Portfolio Adjusted Yield
       (must be > 4%, or line 69 will adjust accordingly)                                               %            4.22%

 70.   Reserve Account Funding Date (based on line 68)                                                       8/15/2001

 71.   Required Reserve Account Amount (after the Reserve Account
       Funding Date, 0.5% times the Class A Adjusted Investor Amount)                                   $             0.00

 72.   Covered Amount                                                                                   $             0.00

 73.   Available Reserve Account Amount
               a.  Reserve Draw Amount (Covered Amount - P.F. Proceeds)                                 $             0.00
               b.  Amount of deposit in the Reserve Account on the
                    Distribution Date                                                                   $             0.00
               b.  Reserve Account Investment Proceeds                                                  $             0.00
               c.  Amount on deposit in the Reserve Account at end of relevent
                    Due Period less Investment Proceeds                                                 $             0.00
               d.  Required Reserve Account Amount                                                      $             0.00
               e.  Available Reserve Account Amount (After Reserve Draw)                                $             0.00
               f.  Required Reserve Account Deposit on Distribution Date                                $             0.00

 Principal Funding Account

 74.   Principal Funding Account Balance as of prior Distribution Date                                  $             0.00

 75.   Deposit to the Principal Funding Account on the current
       Distribution Date                                                                                $             0.00

 76.   Withdrawal from the Principal Funding Account on the Current
       Distribution Date                                                                                $             0.00

 77.   Principal Funding Account Balance as of the current
       Distribution Date                                                                                $             0.00

 78. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the Collection Period.

 Certificate LIBOR Determination

 79.   Certificate LIBOR Determination date for the Collection Period                                       8/11/2000

 80.   Certificate LIBOR rate for the Collection Period                                                 %         6.61875%

 81. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.

  1 On September 15, 2000, $9,000,000.00 of Available Principal Collections will be used to pay down the Class D Invested Amount and reduce the aggregate Invested Amount to $900,000,000.00 as of the Distribution Date.

  In July, 2000, the Servicer discovered that a data processing error, associated with a change in cardholder terms, caused a small percentage of Collections of Finance Charge Receivables processed during May 2000, June 2000, July 2000, and August 2000 to be classified as Collections of Principal Receivables. The reclassification of Collections did not have an adverse effect on the interests of the Certificateholders, but did cause various items reported in this statement and the statements for the affected months to be misstated. The error has been corrected as of September 2000. The Servicer does not expect to restate affected months.



  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of September, 2000.

                           FIRST NORTH AMERICAN NATIONAL BANK,
                           as Servicer


                           By  s/Philip J. Dunn
                           Name:  Philip J. Dunn
                           Title: Vice President